Exhibit 99.1 INVESTOR PRESENTATION z Data as of or for the period ended March 31, 2023 unless otherwise noted

Forward-Looking Statements This presentation may contain forward-looking statements with respect to the Fulton Financial Corporation’s (the “Corporation”) financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s “2023 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the “SEC”) and are, or will be, available in the Investor Relations section of the Corporation's website (www.fultonbank.com) and on the SEC's website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

An Undervalued Franchise, Well-Positioned for Long Term Growth, with Strong Liquidity, Solid Capital and Disciplined Credit Culture

- $27.1 billion in assets, ~200 financial centers, ~3,300 team members operating in a customer-dense Mid-Atlantic Market[1]
- Opportunity to meaningfully grow market share[2]
  - *~20.3% deposit market share across the 15 counties where we have a top 5 deposit market share; represents 56% of total deposits*
  - *~1.2% deposit market share across the 39 counties where we do not have a top 5 deposit market share; represents 44% of total deposits*
  - *Over 10% of the U.S. population resides within Fulton's 5-state footprint, including Washington D.C.*
- Market Capitalization of ~ $1.9 billion[3]
- Current Valuation[3] of 6.8x last twelve months earnings per share of $1.68[4], 0.8x book value[5], and 1.0x tangible book value[5], at historical lows
- $60 million remaining of a $100 million share repurchase authorization
- Steady increase in shareholder value with a 5-year compound average tangible book value per share growth rate of 3.0%; 5.8% when excluding Accumulated Other Comprehensive Income[5]
- 5.2% dividend yield[6]
- 10-year compound average dividend growth rate of 8.2%



Lycoming
Columbia
Montour
Centre
Union
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Dauphin
Lebanon
Berks
Bucks
Montgomery
Cumberland
Lancaster
Chester
Philadelphia
Delaware
Ocean
Burlington
Camden
Gloucester
Salem
York
Washington
Frederick
Baltimore
Baltimore City
Cecil
New Castle
Atlantic
Cumberland
Howard
Montgomery
Anne Arundel
D.C.
Prince Georges
Fairfax
Sussex
Albemarle
Henrico

Map includes counties with a financial center and/or a loan production office ("LPO") and incorporated cities in Maryland and Virginia with a financial center and/or LPO.

(1) As of March 31, 2023. (2) Data as of June 30, 2022, per S&P Global Market Intelligence; market excludes money center banks and removes online only bank deposits. (3) based on shares outstanding and closing price as of May 24, 2023. (4) Last twelve months earnings per share of $1.68 based on the last four quarters GAAP earnings per share. (5) As of March 31, 2023, book value per share and tangible book value per share were $14.67 and $11.26, respectively. Tangible book value is a non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on slides titled "Non-GAAP Reconciliation" at the end of this presentation. (6) Based on current quarterly dividend of $0.15 per share and closing stock price of $11.46 per share, as of May 24, 2023.

3

FULTON FINANCIAL CORPORATION

A Robust and Scalable Product Suite Built Upon Significant Investment in Leading Edge Technologies and Customer Adoption Diversified Sources of Revenue Leading Technology Partners Commercial Banking Retail Banking Well-positioned to compete in and serve our market Small Business • Significant technology spend over past five years • 30+ full-time equivalent employees hired to build out data and analytics capabilities Treasury Management Investment in Best-In-Class Technology Platforms Wealth and Trust • New commercial origination system • New mortgage origination system International Services • New mortgage loan servicing system • New consumer origination system Capital Markets • New customer relationship management system • Build out of data warehouse and analytical capabilities Mortgage Banking Fintech investment • Investment in Canapi Ventures, a leading Fintech venture fund 4

An Experienced Executive Team Leveraging a Robust Franchise § Valuable Franchise in Attractive Markets § Prudent Expense Management with Opportunities to Further Improve § Relationship Banking Strategy Focused on the Customer Experience § Strong, Committed and Diverse Liquidity Position § Continued Progress in Digital Transformation § Solid Asset Quality and Reserves § Granular, Well-Diversified Loan Portfolio § Strong Capital Position § Attractive Low-Cost, Granular and Tenured Core § Ability to Supplement an Organic Growth Model Deposit Profile with Inorganic Opportunities § Strong and Diversified Fee Income Generating § A Compelling Value In a Discounted Industry Products and Business Lines (1) Includes years of service in public accounting and investment banking as a financial services industry specialist. (2) Includes years of service in public accounting as a financial services industry specialist. 5

Approach to Environmental, Social & Governance (“ESG”) - Doing what is right is a core value at Fulton. ESG is not about “checking a box,” we focus on activities that meaningfully change lives for the better. • Enhanced 2022 Corporate Social Responsibility report with selected ESG metrics. • Integrity is fundamental to governance at Fulton. The Corporation’s established Board governance and oversight of ESG principles and priorities support management’s efforts to build maturity and capability. • The Climate Impact Working Group underscores the Corporation’s commitment to progressing its understanding of, and reporting on, climate-related risks and activities. READ THE REPORT Changing Lives Corporate Protecting the for the Better Governance Environment Governance Environment Employees Core values and guiding behavior lead the Fulton is committed to practicing The Corporation is committed to creating a Corporation to demonstrate the highest environmental stewardship in its everyday workforce that reflects its communities and values professional and ethical standards in all operations diversity, equity and inclusion business activities Customers Operational measures like waste The Corporation has a proven track record of fair and The Corporation operates under a robust reduction and smart energy use, as well responsible banking – rated “Outstanding” for board- and management-level enterprise as financing sustainable projects are core Community Reinvestment Act performance risk management structure to these efforts Community Employees live and work in the communities we serve and want to see these communities thrive. ® Through the Fulton Forward initiative, the Corporation gives back by paying it forward 6 6

Tenured Market Share In Dense and Stable Markets Note: Data as of June 30, 2022 per S&P Global Market Intelligence; FDIC Summary of Deposits. 7 (1) Median Household (“HH”) Income, 2022 – 2027 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA.

Continually Identifying Opportunities in Growing Urban Markets Commentary § Philadelphia remains a natural fill-in opportunity within our current footprint o 1 financial center opened in 1Q22 o 2 financial centers targeted to open in 2023 § Philadelphia Market: o The acquisition of Prudential Bancorp, Inc. (“Prudential Bancorp”) added 8 locations in Philadelphia County, with 2 being consolidated into Fulton branches on November 5, 2022 o The top 5 banks have ~80% of the deposit market share o Presents a tremendous growth opportunity for Fulton § Baltimore is another targeted area for growth o Opened 1 financial center 2022 § Richmond, Virginia will see a new financial center open in late 2023, taking total locations to 3 in the Richmond market § Health Care, Life Sciences, Technology and Professional Services are major economic forces, which are target business segments for Fulton Note: Deposit data as of June 30, 2022 per S&P Global Market Intelligence (excludes non-retail deposits and closed/proposed branches); FDIC Summary of Deposits. 8 (1) Includes 8 financial centers from the acquisition of Prudential Bancorp, Inc.

Granular, Well-Diversified Loan Portfolio with Balanced Growth among Loan Types . . .

- Residential mortgage loans, commercial and industrial ("C&I") loans and commercial mortgage loans are key drivers of overall portfolio growth
- A seasoned mortgage company built on the home purchase business, continuing to deliver growth despite higher interest rates
- A core commercial customer base and seasoned team driving commercial loan growth



(dollars in billions)
Average Loan Portfolio Balances
Total Loan Portfolio Yield (1)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2019
$16.4
$0.7
$0.9
$2.4
$1.4
$4.5
$6.5
4.55%
2020
$18.3
$0.7
$1.0
$2.9
$1.3
$5.5
$6.9
3.63%
2021
$18.6
$0.7
$1.1
$3.5
$1.1
$5.1
$7.1
3.46%
2022
$19.2
$0.9
$1.2
$4.3
$1.1
$4.2
$7.5
4.00%
1Q 2023
$20.5
$1.0
$1.3
$4.8
$1.1
$4.6
$7.7
5.21%
Comm'l Mtg
C&I
Home Equity
Res Mtg
Construction
Consumer/Other
FTE loan yield (1)

Note: Loan portfolio composition is based on average loan balances for the years ended December 31, 2019 to 2022 and three months ended March 31, 2023.
(1) Presented on a fully-taxable equivalent ("FTE") basis using a 21% federal tax rate and statutory interest expense disallowances.
The C&I category includes PPP loan growth and forgiveness during the 2020 – 2023 timeframe. The Corporation ended 1Q 2023 with $9.8 million in PPP loans.

9

FULTON FINANCIAL CORPORATION

. . . With Office Loans Representing 3.4% of Total Loans Office Profile (at March 31, 2023) • $734 million in office loan commitments • $699 million in office loans outstanding • representing 3.4% of total loans • Average loan size is $2.1 million (1) • Weighted average loan-to-value (“LTV”) ratio of 60% • Weighted average debt service coverage ratio (“DSCR”) of 1.45x • 83% of loans with recourse • 63% LTV; 1.42x DSCR • 17% of loans non-recourse • 49% LTV; 1.61x DSCR • 7 office relationships over $20 million totaling $175 million in commitments • 2 relationships (both construction) in central business districts • $107 million located in central business districts (1) LTV as of most recent appraisal. 10

The Office Portfolio is Granular, Diversified, and Tenured (1) MSAs titled in short name for presentation purposes. The Corporation’s presence in the New York-Newark-Jersey City MSA 11 extends from central NJ into northern NJ, and no office loans in the state of New York component of the New York MSA.

Non-Performing loans in decline and recent charge-offs benign outside of a single credit; provision and allowance for credit losses increasing due to strong loan growth and a change in the macroeconomic outlook. (dollars in millions) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans (1) (2) Net Charge-offs (NCOs) and NCOs to Average Loans ACL to NPLs & Loans (1) Includes the CECL Day 1 provision for credit losses of $8.0 million for the acquired Prudential Bancorp, Inc. loan portfolio. (2) The allowance for credit losses (“ACL”) relates specifically to Loans, net of unearned income and does not include reserves related to off-balance- 12 sheet credit exposures.

An Attractive Core Deposit Profile Despite Near-term Pressure

- Growth in deposit customers partially offset by declining average balances
- Deposit declines driven by declines in interest-bearing and noninterest-bearing transaction accounts
- Deposits costs began to increase moderately in 2022, attributable to a disciplined pricing process. Deposit betas have currently been managed to 20%, however could approach 30-35% through the cycle.
- Approximately 30% of the deposit base is noninterest-bearing with the remaining 70% managed by a disciplined pricing process

(dollars in billions)



$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$-
Average Deposit Balances
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Deposit Costs (1)
$16.8
$19.4
$21.7
$21.5
$20.6
$1.5
$3.6
$4.4
$4.2
$2.9
$1.7
$3.9
$5.3
$5.7
$2.5
$2.1
$4.2
$6.0
$7.2
$1.9
$2.3
$4.2
$5.6
$7.5
$1.6
$2.3
$4.3
$5.3
$6.6
$1.7
0.79%
0.36%
0.14%
0.20%
0.82%
2019
2020
2021
2022
1Q 2023
Time
Non-Int DDA
Int DDA
Money Mkt
Savings
Brokered
Deposits Costs(1)

Note: Deposit composition is based on average deposit balances for the years ended December 31, 2019 to 2022 and the first quarter of 2023. Average brokered deposits were $245 million for 2019, $311 million for 2020, $287 million for 2021, $262 million for 2022 and $440 million for the three months ended March 31, 2023.
Core Deposits equal total deposits less brokered and time deposits.
[1] Deposit costs calculated by dividing interest expense on interest-bearing deposits by total average deposits.

FULTON FINANCIAL CORPORATION

13

The Deposit Customer Base is Granular, Tenured and Diversified 14

And the Liquidity Profile is Committed and Healthy, With Insured and Collateralized Deposits Representing 78.6% of Total Deposits (1) (2) Includes cash at the FHLB and Federal Reserve and vault cash for liquidity purposes only. Includes accrued interest, fees, and (3) 15 other adjustments. Brokered deposit availability is based upon internal policy limit.

Managing Expenses and Selective Investments To Offset Inflationary Headwinds (1) Efficiency Ratio § Positive operating leverage and recent impact of higher interest rates resulted in improvement in the efficiency ratio o 2021 reflects the impact of the previously announced cost savings initiatives focused on our financial center optimization, efficient delivery systems, reallocation of management responsibilities and a streamlining of functions. The costs associated with these initiatives were primarily recognized in 2020. o 2022 driven by higher interest rates expanding net interest margin, offsetting inflationary pressures on expenses. o 1Q23 driven by declines in compensation and benefit expense, slightly offset by a decline in revenue. (1) Operating Non-Interest Expense / Average Assets § Expense management through the pandemic along with elevated assets peaking in 3Q21 drove the non-interest expense to average assets ratio lower. Peak deposit balances and excess cash in 3Q21 were primary drivers. ~ $730 million § Expense increases in 2022 attributable to incentive compensation accruals consistent with strong performance and results, selective investments in technological initiatives and several non-operating items expected to reset at lower levels in 2023. ~ $610 § Relatively higher average balances in 1Q23 coupled with a decline in compensation and benefits expense drove a slight uptic m k il. lion Operating Non-Interest Expense / Average Assets Efficiency Ratio (FTE) 3.00% 68.0% 66.0% 2.80% 64.0% 2.60% 62.0% 60.0% 2.40% 58.0% 2.20% 56.0% 2.00% 54.0% 2018Y 2019Y 2020Y 2021Y 2022Y Q1 2023 2018Y 2019Y 2020Y 2021Y 2022Y Q1 2023 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. 16

(1) Capitalization Remains Strong and Stable . . . § Strong regulatory capital ratios provide strategic flexibility § Ratios improving as internal capital generation exceeds tangible and risk weighted asset growth § Current common dividend of $0.15 § Share repurchase authorization of $60 million remaining out of an original $100 million authorization, in place through December 31, 2023 (dollars in millions) 16.00% 13.4% 14.00% 12.00% $660 10.6% 9.8% 10.00% 9.2% $486 $637 8.00% $1,117 6.00% 4.00% 2.00% Tier 1 Leverage CE Tier 1 Tier 1 Risk Based Total Risk-Based Regulatory Minimums Excess (2) (1) Regulatory capital ratios and excess capital amounts as of March 31, 2023. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well- 17 capitalized minimum.

. . . And Remains Solid When Adjusted for Unrealized Losses on (1) the Investment Securities Portfolio (dollars in millions) (3) (3) (4) Tier 1 Leverage CE Tier 1 TCE (2) n Regulatory Minimums n Excess (1) Regulatory capital ratios and excess capital amounts are based on actual amounts as of March 31, 2023. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. (3) Tier 1 Leverage and CE Tier 1 capital ratios were adjusted to incorporate the unrealized loss, net of tax, on held-to-maturity investment securities of $94.0 million and the unrealized loss, net of tax, on available-for-sale investment securities of $282.1 million. (4) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 18

2023 OUTLOOK (1) Net interest income: $850 - $870 million (2) Non-interest income: $220 - $230 million Provision for credit losses: $55 - $70 million (3) Non-interest expense: $645 - $660 million (4) Effective tax rate: 18.5% +/- (1) Updated as of 1Q23; previously $895 - $915 million. (2) Excludes investment securities gains. Updated as of 1Q23; previously $220 - $235 million. (3) Updated 1Q23; previously $645 - $665 million. (4) Updated 1Q23; previously 19.0% +/-. 19

1Q 2023 FINANCIAL HIGHLIGHTS

Income Statement Summary (1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. 21

Net Interest Income And Margin Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields (dollars in billions) (dollars in millions) ~ $730 million ~ $610 million Average Deposits, Borrowings & Other and Associated Costs (dollars in billions) 22

Fully Integrated Businesses Drive Significant Sources of Non- (1) Interest Income Three months ended March 31, 2023 (percent of total non-interest income) Non-interest income decreased 5% from 4Q22 Driven primarily by: n Commercial banking customer swap fees and merchant and card fees. n Equity method investments. n Consumer banking overdraft fees. (1) Excludes investment securities gains. 23

(1) Focus on Controlling Non-interest Expense Three months ended March 31, 2023 1Q23 4Q22 Change (percent of total non-interest expense) (dollars in thousands) n Salaries and Benefits $89,283 $92,733 ($3,450) n Data Processing and Software 15,796 15,448 348 n Occupancy 14,438 14,061 377 n Other Outside Services 10,126 10,860 (734) n Other 29,973 33,466 (3,493) Total $159,616 $166,568 ($6,952) Non-interest expense, excluding merger-related expenses, decreased 4.2% from 4Q22 Driven primarily by: Decreases in: n Other expense primarily due to a $1.2 million decrease in charitable contributions, $1.1 million for other real estate owned gains on sale and an $0.8 million contingent liability. n Salaries and benefits of $3.5 million, primarily due to a decrease in variable compensation plan expense. n Other Outside Services driven by technology-related services. . (1) Excludes merger-related expenses. 24

APPENDIX

Non-GAAP Reconciliation Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Three months ended (dollars in thousands) Mar 31 Dec 31 Mar 31 2023 2022 2022 Operating net income available to common shareholders Net income available to common shareholders $65,752 $79,271 $61,726 Plus: Core deposit intangible amortization 514 514 — Plus: Merger-related expenses — 1,894 401 Less: Tax impact of adjustments (108) (506) (84) Operating net income available to common shareholders (numerator) $66,158 $81,173 $62,043 Weighted average shares (diluted) (denominator) 168,401 169,136 161,911 Operating net income available to common shareholders, per share (diluted) $0.39 $0.48 $0.38 26

Non-GAAP Reconciliation Three months ended (dollars in thousands) Mar 31 Dec 31 Mar 31 2023 2022 2022 Operating return on average assets Net income $68,314 $81,833 $64,288 Plus: Core deposit intangible amortization 514 514 — Plus: Merger-related expenses — 1,894 401 Less: Tax impact of adjustments (108) (506) (84) Operating net income (numerator) $68,720 $83,735 $64,605 Total average assets (denominator) $26,900,653 $26,386,355 $25,622,462 Operating return on average assets 1.04% 1.26% 1.02% 27

Non-GAAP Reconciliation Three months ended (dollars in thousands) Mar 31 Dec 31 Mar 31 2023 2022 2022 Return on average common shareholders' equity (tangible) Net income available to common shareholders $65,752 $79,271 $61,726 Plus: Intangible amortization 674 688 176 Plus: Merger-related expenses — 1,894 401 Less: Tax impact of adjustments (142) (542) (122) Operating net income available to common shareholders (numerator) $66,284 $81,311 $62,181 Average shareholders' equity $2,613,316 $2,489,148 $2,688,834 Less: Average preferred stock (192,878) (192,878) (192,878) Less: Average goodwill and intangible assets (561,744) (561,219) (537,976) Average tangible common shareholders' equity (denominator) $1,858,694 $1,735,051 $1,957,980 Return on average common shareholders' equity (tangible) 14.46% 18.59% 12.88% 28

Non-GAAP Reconciliation Three months ended (dollars in thousands) Mar 31 Dec 31 Mar 31 Efficiency ratio 2023 2022 2022 Non-interest expense $159,616 $168,462 $145,978 Less: Amortization of tax credit investments — (696) (696) Less: Merger-related expenses — (1,894) (401) Less: Intangible amortization (674) (688) (176) Non-interest expense (numerator) $158,942 $165,184 $144,705 Net interest income $215,587 $225,911 $161,310 Tax equivalent adjustment 4,414 4,310 3,288 Plus: Total non-interest income 51,753 54,321 55,256 Less: Investment securities (gains) losses, net (23) 1 (19) Total revenue (denominator) $271,731 $284,543 $219,835 Efficiency ratio 58.5% 58.1% 65.8% 29

Non-GAAP Reconciliation

(dollars in thousands, except per share data)	Years Ended					Three Months Ended
	Mar 31 2018	Mar 31 2019	Mar 31 2020	Mar 31 2021	Mar 31 2022	Mar 31 2023
Tangible book value per share						
Shareholders' equity	$2,235,493	$2,301,019	$2,285,748	$2,629,655	$2,569,535	$2,618,998
Less: Goodwill and intangible assets	(531,556)	(535,356)	(535,171)	(536,544)	(537,877)	(563,502)
Less: Preferred stock	-	-	-	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity (numerator)	$1,703,937	$1,765,663	$1,750,577	$1,900,233	$1,838,780	$1,862,618
Share oustanding, end of period (denominator)	175,404	169,923	161,435	162,518	160,669	165,396
Tangible book value per share	$9.71	$10.39	$10.84	$11.69	$11.44	$11.26
Tangible book value per share excluding AOCI						
Shareholders' equity	$2,235,493	$2,301,019	$2,285,748	$2,629,655	$2,569,535	$2,618,998
Less: Goodwill and intangible assets	(531,556)	(535,356)	(535,171)	(536,544)	(537,877)	(563,502)
Less: Preferred stock	-	-	-	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity	$1,703,937	$1,765,663	$1,750,577	$1,900,233	$1,838,780	$1,862,618
Less/Plus: Accumulated other comprehensive income ("AOCI")	(67,172)	(37,633)	18,308	25,838	(158,855)	(350,992)
Tangible common shareholders' equity (numerator) excluding AOCI	$1,771,109	$1,803,296	$1,732,269	$1,874,395	$1,997,635	$2,213,610
Share oustanding, end of period (denominator)	175,404	169,923	161,435	162,518	160,669	165,396
Tangible book value per share excluding AOCI	$10.10	$10.61	$10.73	$11.53	$12.43	$13.38

30

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation

(dollars in thousands)	Years Ended					Three Months Ended
	2018	2019	2020	2021	2022	2023
Efficiency ratio						
Non-interest expense	$546,104	$567,736	$579,440	$617,830	$633,728	$159,616
Less: Amortization of tax credit investments	(11,449)	(6,021)	(6,126)	(6,187)	(2,783)	-
Less: Intangible Amortization	-	(1,427)	(529)	(589)	(1,731)	(674)
Less: Merger-related expenses	-	-	-	-	(10,328)	-
Less: Debt extinguishment costs	-	(4,326)	(2,878)	(33,249)	-	-
Non-interest expense (numerator)	$534,655	$555,962	$569,907	$577,805	$618,886	$158,942
Net interest income (fully taxable-equivalent)	$642,577	$661,356	$641,509	$676,026	$796,629	$220,001
Plus: Total Non-interest income	195,525	216,160	229,388	273,745	227,130	51,753
Less: Investment securities gains	(37)	(4,733)	(3,053)	(33,516)	27	(23)
Net interest income (denominator)	$838,065	$872,783	$867,844	$916,255	$1,023,786	$271,731
Efficiency ratio	63.8%	63.7%	65.7%	63.1%	60.5%	58.5%

Excluding Cost Saving Initiatives Expenses:	Year Ended
	2020
Efficiency ratio	
Non-interest expense (numerator)	$569,907
Less: cost saving initiatives expenses	(16,200)
Non-interest expense excluding cost saving initiatives expenses (numerator)	$553,707
Net interest income (denominator)	$867,844
Efficiency ratio excluding cost saving initiatives expenses	63.8%

31

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation (dollars in thousa nds ) Years Ended Three Months Ended 2018 2019 2020 2021 2022 2023 Operating non-interest expense to total average assets Non-interes t expense $546,104 $567,736 $579,440 $617,830 $633,728 $159,616 Les s: Amortiza tion of tax credit inves tments (11,449) (6,021) (6,126) (6,187) (2,783) - Les s: Intangible Amortiza tion - (1,427) (529) (589) (1,731) (674) Les s: Merger-related expens es - - - - (10,328) - Les s: Debt extinguishment cos ts - (4,326) (2,878) (33,249) - - Non-interes t expense (numera tor) $534,655 $555,962 $569,907 $577,805 $618,886 $158,942 Total a verage as s ets (demonimator) $20,183,202 $21,258,040 $24,333,717 $26,170,333 $25,971,484 $26,900,653 Operating non-interes t expens e to total average as s ets 2.65% 2.62% 2.34% 2.21% 2.38% 2.40% 32

Non-GAAP Reconciliation 33

www.fultonbank.com